UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2024

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EBET, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-40334	85-3201309
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 411-2726

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 30, 2023, EBET, Inc. (the “Company”), the subsidiaries of the Company and CP BF Lending, LLC (“Lender”), entered into a forbearance agreement (the “Forbearance Agreement”). In connection with the Forbearance Agreement, the Lender agreed to provide the Company with a revolving line of credit in the amount of $2.0 million (the “Revolving Note”), with any advances under the Revolving Note to be made in the sole discretion of the Lender. On September 29, 2023, the Lender agreed to increase the maximum available amount of the Revolving Loan to $4.0 million. On January 9, 2024, the Lender agreed to increase the maximum available amount of the Revolving Loan from $4.0 million to $6.5 million. On April 12, 2024, the parties entered into a Fourth Amendment to Credit Agreement (“Amendment”) pursuant to which, among other items, the maximum available amount of the Revolving Loan was increased to $11.0 million.

Pursuant to the Forbearance Agreement, the Company acknowledged, among other items, that, as of June 30, 2023, it was in default under the credit agreement with the Lender (“Credit Agreement”). Pursuant to the Forbearance Agreement, the Lender agreed to forbear from exercising its rights and remedies against the Company and the guarantors under the Credit Documents until the earlier of September 15, 2023 or the occurrence of a termination event, which date was later extended to June 30, 2025. Pursuant to the Amendment, the Company acknowledged that due to the issuance of an arbitration award against the Company on or about January 5, 2024, a termination event had occurred under the Forbearance Agreement. However, the Lender has agreed in the Amendment that that such termination event would not take effect until the earlier of June 17, 2024 or the date of another termination event unless otherwise waived or modified by mutual agreement.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBET, INC.

Date: April 18, 2024
By: /s/ Matthew Lourie
Matthew Lourie
Chief Financial Officer

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